May 2022 Presentation Exhibit 99.1

Investor Presentation – May 20221 Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).

Investment Highlights

New Vintage Net Lease Portfolio with Strong External Growth Potential Creates a Compelling Investment Opportunity

- **Newly Assembled Portfolio of Net Lease Properties**
- **Long Duration Leases with Solid Unit-Level Rent Coverage**

13.9 Years of Weighted Average Lease Term (WALT)[1]

3.8x Unit-Level Rent Coverage[1]

- **Concentrated on Service-Oriented and Experience-Based Tenants**
- **Fungible and Smaller-Scale Single-Tenant Properties**

93% Service and Experiential Cash ABR[2]

$2.3mm Average Investment Per Property[1]

- **Disciplined and Proven Investment Strategy**
- **Focus on Sale-Leasebacks with Middle-Market Companies**

~$206mm Average Quarterly Investment Activity[3]

85% Internally-Originated Sale-Leasebacks[2,4]

- **Balance Sheet Positioned to Fund External Growth Opportunities**
- **Long-Term History of Maintaining Conservative Leverage Profile**

4.6x Net Debt-to-Annualized Adjusted EBITDAre[1]

32% Gross Debt-to-Undepreciated Gross Assets[1]

- **Senior Management Team with Considerable Net Lease Experience**
- **Demonstrated Record of Growing Public REITs to Significant Scale**

60+ Years of Collective Net Lease Experience

$3.7B of Undepreciated Gross Assets[1]

1. As of March 31, 2022.
2. Based on Cash ABR as of March 31, 2022.
3. Average quarterly investment activity represents the trailing eight quarter average as of March 31, 2022
4. Exclusive of Initial Portfolio.

2 Investor Presentation – May 2022 ESSENTIAL PROPERTIES

Executive Summary

With a Stabilized Portfolio and Well Positioned Balance Sheet, We Continue to Execute Our External Growth Strategy

Stable Net Lease Portfolio[1]	• **Stable Portfolio[1]:** 100% occupied with no tenants on non-accrual / cash accounting • **Solid Coverage:** Unit-level rent coverage of 3.8x with 99% of ABR required to report unit-level P&Ls • **De-Minimis Near-Term Expirations:** <5.0% of ABR expiring over next five years • **Fungible & Diversified:** Average asset size is $2.3mm; Top 10 tenants represent 19.2% of ABR
Well Positioned Balance Sheet	• **Low Leverage:** Net Debt / Annualized Adjusted EBITDA*re* of 4.6x[1] • **100% Unsecured:** Balance sheet has no secured debt and asset base is 100% unencumbered • **Well-Laddered Low-Cost Debt[1]:** Our weighted average debt maturity is 5.8 years, and our weighted average interest rate is 2.77%
Consistent & Disciplined External Growth	• **Investment Activity Remains Healthy:** We have closed ~$17mm of investments quarter-to-date[2] with a ~$200mm investment pipeline

1. As of March 31, 2022.
2. As of April 26, 2022. Includes transaction costs.

3 Investor Presentation – May 2022 ESSENTIAL PROPERTIES

Investor Presentation – May 20224 Service-Oriented & Experience-Based Industries Sale-Leaseback Transactions with Middle-Market Tenants Small-Scale Net Leased Properties E-commerce resistant Profit centers essential to tenant’s operations Customers must visit to receive service/experience Longer lease term Unit-level financial reporting Include contractual rent increases Increases diversification Deeper pool of potential buyers Greater alternative uses Small-scale net leased properties are easier to divest and re-let in comparison to larger properties Service-oriented and experience-based businesses are performing well in the current economic environment and increasing store counts Targeted Investment Strategy Based on Decades of Experience Management’s Investment Discipline Has Been Refined Over Multiple Decades of Managing Assets Through Various Credit Cycles Access to growth capital for middle- market businesses is limited and results in attractive risk- adjusted returns

Investor Presentation – May 20225 Seek to be the Capital Provider of Choice Maintain Direct Relationships with Our Tenants and Actively Seek to Leverage Our Relationships to Identify New Investment Opportunities Relationship-Based Sourcing 1. Percentage of portfolio cash ABR as of March 31, 2022 that was acquired from parties who previously engaged in one or more transaction with a senior management team member. Exclusive of Initial Portfolio. 2. Percentage of portfolio cash ABR as of March 31, 2022 that was attributable to internally originated sale-leaseback transactions. Exclusive of Initial Portfolio. Repeat Business Through Existing Senior Management Relationships1 85.7% Internally Originated Sale- Leaseback Transactions2 84.6% Tenant Relationships 40.6% Underwriting Methodology Industry View • Determine the relevant competitive factors and long-term viability of the industry, avoiding industries subject to long-term functional obsolescence Credit of the Tenant • Perform detailed credit reviews of the financial condition of all proposed tenants to determine their financial strength and flexibility Unit-Level Profitability • Evaluate the profitability of the business operated at our real estate locations through rent coverage ratios and historical financials Real Estate Valuation • Identify whether the underlying real estate is commercially desirable and suitable for use by different tenants

Investor Presentation – May 20226 New Vintage Portfolio is Focused on Targeted Industries Our Portfolio is the Result of a Disciplined Adherence to Investing in Properties Leased to Service-Oriented and Experience-Based Businesses with Unit-Level Reporting Investment Properties (#)1 1,545 Square Footage (mm) 14.3 Tenants (#) 323 Industries (#) 16 States (#) 46 Weighted Average Remaining Lease Term (Years) 13.9 Master Leases (% of Cash ABR) 62.1% Sale-Leaseback (% of Cash ABR)2,3 84.6% Unit-Level Rent Coverage 3.8x Unit-Level Financial Reporting (% of Cash ABR) 98.6% Leased (%) 100.0% Top 10 Tenants (% of Cash ABR) 19.2% Average Investment Per Property ($mm) $2.3 1. Includes 179 properties that secure mortgage loans receivable. 2. Exclusive of Initial Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Portfolio Highlights March 31, 2022 Tenant Industry Diversification • E-Commerce Resistant: 93% of cash ABR comes from service-oriented and experience-based tenants • Focus on 16 Industries: Results in greater sector expertise and more efficient asset management • Long WALT Limits Near-Term Cash Flow Erosion: <5.0% of our respective ABR expires through 2026 • Highly Transparent with No Legacy Issues: 98.6% unit-level reporting; investment program started in June 2016 Early Childhood Education 14.1% Quick Service 12.9% Car Washes 11.5% Medical / Dental 11.4% Auto Service 8.8% Casual Dining 6.1% C-Stores 5.8% Equipment Rental and Sales 4.3% Family Dining 2.2% Pet Care Services 2.1% Other Services 2.1% Entertainment 5.6% Health and Fitness 4.4% Movie Theatres 1.6% Grocery 3.7% Home Furnishings 0.8% Building Materials 1.5% Other Industrial 1.2% Service 81.2%

Top 10 Tenant Concentration

Our Top 10 Tenants Operate 209 Properties and Represent 19.2% of Cash ABR

Top 10 Tenants

Top 10 Tenants[1]	Properties[2]	% of Cash ABR
Equipment Share	28	3.3%
Captain D's	75	2.0%
Whitewater Express	16	1.9%
Cadence Education	23	1.9%
festival foods	5	1.8%
Mammoth Holdings	17	1.7%
Mister	13	1.7%
Spare Time Entertainment	6	1.7%
The Track	9	1.6%
The Nest Schools	17	1.5%
Top 10 Tenants	**209**	**19.2%**
Total	**1,545**	**100.0%**

Diversification by Industry

Tenant Industry	Type of Business	Cash ABR ($'000s)	% of Cash ABR	# of Properties[2]	Building SqFt	Rent Per SqFt[3]
Early Childhood Education	Service	$ 36,232	14.1%	164	1,740,517	$ 20.69
Quick Service	Service	33,210	12.9%	415	1,142,206	29.38
Car Washes	Service	29,530	11.5%	100	528,299	55.90
Medical / Dental	Service	29,512	11.4%	176	1,212,184	24.38
Automotive Service	Service	22,619	8.8%	173	1,109,172	20.24
Casual Dining	Service	15,792	6.1%	99	574,989	26.81
Convenience Stores	Service	15,045	5.8%	134	524,676	28.82
Equipment Rental and Sales	Service	11,109	4.3%	45	812,666	13.20
Family Dining	Service	5,700	2.2%	37	244,706	23.29
Pet Care Services	Service	5,405	2.1%	48	395,905	14.99
Other Services	Service	5,312	2.1%	24	292,129	18.81
Service Subtotal		**$ 209,466**	**81.2%**	**1,415**	**8,577,448**	**$ 24.48**
Entertainment	Experience	14,337	5.6%	33	900,786	16.86
Health and Fitness	Experience	11,401	4.4%	28	1,045,772	10.19
Movie Theatres	Experience	4,175	1.6%	6	293,206	14.24
Experience Subtotal		**$ 29,913**	**11.6%**	**67**	**2,239,764**	**$ 13.34**
Grocery	Retail	9,610	3.7%	28	1,341,200	7.17
Home Furnishings	Retail	2,048	0.8%	4	217,339	9.42
Retail Subtotal		**$ 11,659**	**4.5%**	**32**	**1,558,539**	**$ 7.48**
Building Materials	Industrial	3,801	1.5%	23	1,257,017	3.02
Other Industrial	Industrial	3,026	1.2%	8	628,019	4.82
Industrial Subtotal		**$ 6,827**	**2.6%**	**31**	**1,885,036**	**$ 3.62**
Total		**$ 257,863**	**100.0%**	**1,545**	**14,260,787**	**$ 18.10**

1. Represents tenant, guarantor or parent company.
2. Property count includes 179 properties that secure mortgage loans receivable.
3. Calculation excludes properties with no annualized base rent and properties under construction.

7

Investor Presentation – May 2022

ESSENTIAL PROPERTIES

Investor Presentation – May 20228 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% C C C + B- B B+ BB - BB BB + BB B- BB B BB B+ A- A A+ AA - % o f C as h AB R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 20 22 20 23 20 24 20 25 20 26 20 27 20 28 20 29 20 30 20 31 20 32 20 33 20 34 20 35 20 36 20 37 20 38 Th er ea fte r % o f C as h AB R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 32.6% Disciplined Underwriting Leading to Healthy Portfolio Metrics 98.5% of Unit-Level Reporting Provides (Near) Real-Time Tenant Visibility Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of March 31, 2022 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.6% Corporate-Level Financial Reporting 98.8% Both Unit-Level and Corporate-Level Financial Information 98.5% No Financial Information 1.1% Rent Coverage Ratio (x) Rent Coverage Ratio (x) ≥ 2.00x 73.8%Not Reported 1.3% 1.50x to 1.99x 10.2% 1.00x to 1.49x 6.7% < 1.00x 8.0%

Investor Presentation – May 20229 $42,369 $148,877 $244,078 $197,816 $223,186 $230,755 $322,203 $237,795 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $320,000 $360,000 In ve st m en t Ac tiv ity ($ 00 0s ) Established and Proven Investment Infrastructure Scalable Platform Allows for Consistent Sourcing of Investment Activity at Attractive Yields without Sacrificing Underwriting Standards and Investment Focus 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross investment in the property plus transaction costs. 3. GAAP rent and interest income for the first twelve months after the investment divided by the gross investment in the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loan receivables collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Trailing 8-Quarter Average: $205,885 Investments1 2Q’20 3Q’20 4Q’20 1Q’21 2Q'21 3Q'21 4Q'21 1Q’22 Number of Transactions 11 19 33 22 34 31 55 23 Property Count 13 50 108 74 94 85 96 105 Avg. Investment per Unit (in 000s) $2,870 $2,866 $2,218 $2,650 $2,354 $2,676 $3,230 $2,187 Cash Cap Rates2 7.4% 7.1% 7.1% 7.0% 7.1% 7.0% 6.9% 7.0% GAAP Cap Rates3 8.1% 7.9% 7.7% 7.9% 7.8% 7.9% 7.8% 7.8% Master Lease %4,5 68% 79% 89% 79% 83% 80% 59% 83% Sale-Leaseback %4,6 100% 92% 88% 85% 88% 84% 96% 100% Existing Relationship 84% 98% 89% 81% 97% 81% 89% 83% % of Financial Reporting4 100% 100% 100% 100% 100% 100% 98% 100% Rent Coverage Ratio 4.3x 2.8x 3.6x 3.0x 2.7x 2.8x 3.0x 3.3x Lease Term Years 16.7 17.6 16.3 16.1 13.5 16.4 16.3 15.0

Investor Presentation – May 202210 $3,420 $19,595 $39,042 $25,197 $19,578 $10,089 $4,466 $18,443 $0 $10,000 $20,000 $30,000 $40,000 D is po si tio n Ac tiv ity ($ 00 0s )1 Active Asset Management Proactive Asset Management Mitigates Risk and Maximizes Risk-Adjusted Returns 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Property count excludes dispositions of undeveloped land parcels or dispositions where only a portion of the owned parcel is sold. 5. Excludes properties sold pursuant to an existing tenant purchase option. Dispositions 2Q’20 3Q’20 4Q’20 1Q’21 2Q'21 3Q'21 4Q'21 1Q’22 Realized Gain/(Loss)1,2 29.5% (4.5%) (10.2%) 4.5% (7.3%) 29.8%5 7.5% 0.4% Cash Cap Rate on Leased Assets3 6.8% 7.0% 7.4% 7.1% 7.1% 6.5%5 6.0% 7.1%5 Leased Properties Sold4 3 11 21 15 6 11 2 6 Vacant Properties Sold4 -- 3 2 1 1 -- -- -- Rent Coverage Ratio 1.3x 2.2x 2.3x 1.8x 1.8x 1.2x 0.0x 2.5x5 Trailing 8-Quarter Average: $17,479

Investor Presentation – May 202211 Contractual Fixed 94.0% CPI 3.5% Flat 2.5% Leasing Summary Annual Rent Escalations Provide Dependable Internal Rent Growth ease Escalations 1. Based on cash ABR as of March 31, 2022. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 79.5% 1.6% Every 2 years 1.5 1.5 Every 3 years 0.5 0.2 Every 4 years 0.3 1.0 Every 5 years 11.5 1.9 Other escalation frequencies 4.2 1.2 Flat 2.5 0.0 Total / Weighted Average 100.0% 1.5%

Investor Presentation – May 202212 20.7% 12.9% 8.8% 8.7% 8.2% 7.3% 6.7% 6.7% 6.6% 5.2% Low Leverage and Ample Liquidity to Drive Robust AFFO/sh Growth Ample Liquidity and Balance Sheet Capacity to Support External Growth • 100% Unsecured Balance Sheet: Asset base is 100% unencumbered with no secured debt • Flexible Debt Structure: We have no debt maturities until 2024 • Low Leverage: Net Debt / Annualized Adjusted EBITDAre was 4.6x at 1Q’22-end • Strong Liquidity: We had $467mm of immediate liquidity at 1Q’22-end, which consisted of $14mm in cash and $453mm of availability on our $600mm unsecured revolving credit facility Net Debt + Preferred / EBITDAre (Net Debt plus Preferred-to-Annualized Adjusted EBITDAre1) 2022E AFFO per Share Growth2 Source: Public filings, Factset, and SNL. Note: Market data as of May 9, 2022. Financial data as of March 31, 2022. 1. Companies may define annualized adjusted EBITDAre differently; accordingly, such data for these companies and EPRT may not be comparable. 2. 2022E AFFO per share growth is calculated using FactSet mean 2022E AFFO per share estimates and FactSet mean 2021E AFFO per share estimates. 2.3x 4.3x 4.6x 4.6x 5.1x 5.3x 5.3x 5.3x 5.4x 5.7x

Investor Presentation – May 202213 $600 $200 $430 $400 0 100 200 300 400 500 600 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 M at ur in g Pr in ci pa l B al an ce ($ m m ) Outstanding Revolving Credit Facility Revolving Credit Facility Availability Five-Year Unsecured Term Loan Seven-Year Unsecured Term Loan Public Unsecured Bonds Flexible Debt Structure No Debt Maturities Until 2024 Debt Maturity Schedule1 Our $600mm Unsecured Revolving Line of Credit had $147mm Outstanding1 3 • Well-Laddered Debt Maturities1: Weighted average debt maturity is 5.8 years • Low-Cost Debt1: Weighted average interest rate is 2.77% $147 1. As of March 31, 2022.

Differentiated Net Lease Investment Opportunity

Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers

✓ Service-Oriented & Experience-Based Industries (% of ABR)



Total Number of Tenant Industries[1]
2
6
16
37
121
35
70
56
32
23
100%
100%
93%
71%
64%
47%
47%
40%
28%
16%
FCPT
Getty Realty
STORE
SPIRIT
REALTY INCOME
BROADSTONE
NETSTREIT

✓ Less Reliance on Top 10 Tenancy with Smaller Scale Properties (% of ABR)



Average Investment Per Property ($mm)[2]
$6.5
$3.8
$2.3
$4.2
$3.8
$2.8
$3.9
$3.3
$1.6
$2.8
17%
18%
19%
21%
28%
33%
36%
53%
75%
79%
BROADSTONE
STORE
SPIRIT
REALTY INCOME
NETSTREIT
Getty Realty
FCPT

✓ Strong Unit-Level Coverage[3] & Transparency



% Unit-Level Financial Reporting[4]
99%
77%
99%
15%
50%
NR
89%
NR
NR
NR
4.7x
4.6x
3.8x
3.2x
2.9x
2.7x
2.6x
NR
NR
NR
STORE
FCPT
BROADSTONE
SPIRIT
REALTY INCOME
Getty Realty
NETSTREIT

✓ Limited Intermediate-Term Lease Maturities (% of Rent Expiring through 2025)



Weighted Average Lease Term (# of Years)
13.3
13.9
9.0
9.6
10.5
9.1
10.6
10.4
8.7
8.9
4%
5%
9%
9%
14%
16%
18%
18%
20%
24%
STORE
FCPT
NETSTREIT
BROADSTONE
SPIRIT
Getty Realty
REALTY INCOME

Source: Public filings and press releases.

Note: Data based on most recent reported filings for period ending March 31, 2022, not adjusted for post year-end subsequent events. 'NR' means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable.

1. Designations entitled "other" are counted as one industry, even though the "other" segment could represent multiple industries.
2. Investment value includes land and improvements, building and improvements, lease incentives, CIP, intangible lease assets, loans and direct financing lease receivables and real estate investments held for sale, all at cost.
3. EPRT, GTY, O, SRC and STOR coverage based on four-wall.

14 Investor Presentation – May 2022 ESSENTIAL PROPERTIES

Investor Presentation – May 202215 13.1% 7.6% 5.1% 4.9% 4.8% 4.5% 4.3% 4.3% 4.0% 2.4% 17.9x 17.6x 16.5x 15.7x 14.6x 13.7x 13.5x 12.2x 12.1x 11.3x 16.9x 15.9x 15.8x 14.9x 13.5x 13.2x 13.2x 11.7x 11.6x 10.8x 2022E AFFO per Share Multiple1 2022E AFFO per Share Growth2 Source: Public filings, FactSet and SNL. Note: Market data as of May 9, 2022. 1. 2022E AFFO per share multiple calculated using current price per share and FactSet mean 2021E AFFO per share estimates. 2. 2022E AFFO per share growth is calculated using FactSet mean 2021E AFFO per share estimates and 2020A AFFO per share. 3. 2023E AFFO per share multiple calculated using current price per share and FactSet mean 2022E AFFO per share estimates. 4. 2023E AFFO per share growth is calculated using FactSet mean 2022E AFFO per share estimates and FactSet mean 2021E AFFO per share estimates. 2023E AFFO per Share Multiple3 2023E AFFO per Share Growth4 Relative Valuation and Growth EPRT’s Valuation and Projected AFFO/sh Growth are Compelling Relative to Net Lease Peers 20.7% 12.9% 8.8% 8.7% 8.2% 7.3% 6.7% 6.7% 6.6% 5.2%

Appendix

Investor Presentation – May 202217 Financial Summary – 1Q’22 Consolidated Statements of Operations 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $156 and $169 for the three months ended March 31, 2022 and 2021, respectively. 2. Includes reimbursable income from the Company’s tenants of $553 and $453 for the three months ended March 31, 2022 and 2021, respectively. 3. Includes reimbursable expenses from the Company’s tenants of $554 and $452 for the three months ended March 31, 2022 and 2021, respectively. 4. Represents fees and the write-off of deferred financing costs during the three months ended March 31, 2022 associated with the Company’s amendment to the credit and term loan facilities. Three Months Ended March 31, (in thousands, except share and per share data) 2022 2021 (unaudited) (unaudited) Revenues: Rental revenue1,2 $ 66,112 $ 45,432 Interest on loans and direct financing lease receivables 3,822 3,105 Other revenue, net 187 15 Total revenues 70,121 48,552 Expenses: General and administrative 8,063 6,431 Property expenses3 1,009 1,414 Depreciation and amortization 20,313 15,646 Provision for impairment of real estate 3,935 5,722 Change in provision for loan losses 60 38 Total expenses 33,380 29,251 Other operating income: Gain on dispositions of real estate, net 1,658 3,788 Income from operations 38,399 23,089 Other (expense)/income: Loss on debt extinguishment4 (2,138) — Interest expense (9,160) (7,678) Interest income 18 20 Income before income tax expense 27,119 15,431 Income tax expense 301 56 Net income 26,818 15,375 Net income attributable to non-controlling interests (119) (80) Net income attributable to stockholders and members $ 26,699 $ 15,295 Basic weighted-average shares outstanding 126,839,258 106,986,308 Basic net income per share $ 0.21 $ 0.14 Diluted weighted-average shares outstanding 127,923,499 108,055,741 Diluted net income per share $ 0.21 $ 0.14

Investor Presentation – May 202218 Financial Summary – 1Q’22 Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) 1. During the three months ended March 31, 2022, includes fees and the write-off of deferred financing costs associated with the Company’s amendment to the credit and term loan facilities. 2. Calculations exclude $90 and $119 from the numerator for the three months ended March 31, 2022 and 2021, respectively, related to dividends paid on unvested restricted share awards and restricted share units. Three months ended March 31, (unaudited, in thousands except per share amounts) 2022 2021 Net income $ 26,818 $ 15,375 Depreciation and amortization of real estate 20,287 15,621 Provision for impairment of real estate 3,935 5,722 Gain on dispositions of real estate, net (1,658) (3,788) Funds from Operations 49,382 32,930 Other non-recurring expenses1 2,138 — Core Funds from Operations 51,520 32,930 Adjustments: Straight-line rental revenue, net (6,265) (3,644) Non-cash interest expense 661 479 Non-cash compensation expense 2,836 1,595 Other amortization expense 194 1,105 Other non-cash charges 56 36 Capitalized interest expense (66) (20) Adjusted Funds from Operations $ 48,936 $ 32,481 Net income per share2: Basic $ 0.21 $ 0.14 Diluted $ 0.21 $ 0.14 FFO per share2: Basic $ 0.39 $ 0.31 Diluted $ 0.39 $ 0.30 Core FFO per share2: Basic $ 0.40 $ 0.31 Diluted $ 0.40 $ 0.30 AFFO per share2: Basic $ 0.38 $ 0.30 Diluted $ 0.38 $ 0.30

Investor Presentation – May 202219 Financial Summary – 1Q’22 Consolidated Balance Sheets (in thousands, except share and per share amounts) March 31, 2022 December 31, 2021 ASSETS (unaudited) (audited) Investments: Real estate investments, at cost: Land and improvements $ 1,083,007 $ 1,004,154 Building and improvements 2,130,595 2,035,919 Lease incentive 14,049 13,950 Construction in progress 9,318 8,858 Intangible lease assets 88,137 87,959 Total real estate investments, at cost 3,325,106 3,150,840 Less: accumulated depreciation and amortization (220,711) (200,152) Total real estate investments, net 3,104,395 2,950,688 Loans and direct financing lease receivables, net 223,168 189,287 Real estate investments held for sale, net 14,488 15,434 Net investments 3,342,051 3,155,409 Cash and cash equivalents 14,255 59,758 Straight-line rent receivable, net 64,720 57,990 Derivative assets 17,582 — Rent receivables, prepaid expenses and other assets, net 27,271 25,638 Total assets $ 3,465,879 $ 3,298,795 LIABILITIES AND EQUITY Unsecured term loans, net of deferred financing costs $ 628,055 $ 626,983 Senior unsecured notes, net 394,864 394,723 Revolving credit facility 147,000 144,000 Intangible lease liabilities, net 12,507 12,693 Dividend payable 34,333 32,610 Derivative liabilities 495 11,838 Accrued liabilities and other payables 24,715 32,145 Total liabilities 1,241,969 1,254,992 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of 3/31/22 and 12/31/21 — — Common stock, $0.01 par value; 500,000,000 authorized; 131,151,693 and 124,649,053 issued and outstanding as of 3/31/22 and 12/31/21, respectively 1,312 1,246 Additional paid-in capital 2,311,918 2,151,088 Distributions in excess of cumulative earnings (110,706) (100,982) Accumulated other comprehensive loss 13,994 (14,786) Total stockholders' equity 2,216,518 2,036,566 Non-controlling interests 7,392 7,237 Total equity 2,223,910 2,043,803 Total liabilities and equity $ 3,465,879 $ 3,298,795

Investor Presentation – May 202220 Financial Summary – 1Q’22 GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 1. These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all investments, dispositions and re-leasing activity of real estate made during the three months ended March 31, 2022 had occurred on January 1, 2022. 2. Adjustment is made to exclude non-core expenses added back to compute Core FFO, our provision for loan losses and to eliminate the impact of seasonal fluctuation in certain non-cash compensation expense recorded in the period. 3. Adjustment to exclude contingent rent (based on a percentage of the tenant's gross sales at the leased property), if any, where payment is subject to exceeding a sales threshold specified in the lease and lease termination or loan prepayment fees. Three Months Ended (unaudited, in thousands) March 31, 2022 Net income $ 26,818 Depreciation and amortization 20,313 Interest expense 9,160 Interest income (18) Income tax expense 301 EBITDA 56,574 Provision for impairment of real estate 3,935 Gain on dispositions of real estate, net (1,658) EBITDAre 58,851 Adjustment for current quarter re-leasing, acquisition and disposition activity1 1,781 Adjustment to exclude other non-core or non-recurring activity2 3,003 Adjustment to exclude termination/prepayment fees and certain percentage rent3 — Adjusted EBITDAre - Current Estimated Run Rate 63,635 General and administrative 8,063 Adjusted net operating income ("NOI") 71,698 Straight-line rental revenue, net1 (5,882) Other amortization expense 316 Adjusted Cash NOI $ 66,132 Annualized EBITDAre $ 235,404 Annualized Adjusted EBITDAre $ 254,540 Annualized Adjusted NOI $ 286,792 Annualized Adjusted Cash NOI $ 264,528

Investor Presentation – May 202221 Financial Summary – 1Q’22 Market Capitalization, Debt Summary and Leverage Metrics 1. The Company’s revolving credit facility provides a maximum aggregate initial original principal amount of up to $600 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to an additional $600 million. 2. Common equity & units as of March 31, 2022, based on 131,151,693 common shares outstanding (including unvested restricted share awards) and 553,847 OP units held by non-controlling interests. (dollars in thousands, except share and per share amounts) March 31, 2022 Rate Maturity Unsecured debt: 2024 term loan $ 200,000 3.26% 2.0 years 2027 term loan 430,000 2.68% 4.9 years Senior Unsecured Notes 400,000 3.12% 9.3 years Revolving credit facility1 147,000 1.41% 3.9 years Total unsecured debt 1,177,000 2.77% 5.8 years Gross debt 1,177,000 2.77% 5.8 years Less: cash & cash equivalents (14,255) Less: restricted cash available for future investment — Net debt 1,162,745 Equity: Preferred stock — Common stock & OP units (131,705,540 shares @ $25.30/share as of 3/31/22)2 3,332,150 Total equity 3,332,150 Total enterprise value ("TEV") $ 4,494,895 Net Debt / TEV 25.9% Net Debt / Annualized Adjusted EBITDAre 4.6x

Investor Presentation – May 202222 Glossary Supplemental Reporting Measures and Other Terms FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – May 202223 Glossary Supplemental Reporting Measures and Other Terms We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash available for future investment. We believe excluding cash and cash equivalents and restricted cash available for future investment, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – May 202224 Glossary Supplemental Reporting Measures and Other Terms We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash available for future investment. We believe excluding cash and cash equivalents and restricted cash available for future investment, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.